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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 11, 2003
                                                          --------------


                         Wallace Computer Services, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                       1-6528                  36-2515832
           --------                       ------                  ----------
  (State or Other Jurisdiction         (Commission              (I.R.S. Employer
of Incorporation or Organization)      File Number)              Identification
                                                                      Number)



   2275 Cabot Drive, Lisle, Illinois                            60532-3630
 ---------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:    (630) 588-5000
                                                       --------------


                                 Not Applicable
                                 --------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)





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ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS.

         In connection with the proposed merger of Wallace Computer Services, Inc. ("Wallace") with a wholly owned subsidiary of Moore Corporation Limited ("Moore"), as a result of which Wallace will become a wholly owned subsidiary of Moore (the "Merger"), each of the Wallace Stock Funds under the Wallace Profit Sharing and Retirement Plan and the Wallace Commercial Print 401(k) Retirement Plan (the "Plans") will be converted into a stock fund primarily holding Moore common shares (the "Moore Wallace Stock Fund") as soon as administratively practicable after the effective time of the consummation of the Merger (the "Effective Time").

         In connection with this proposed Merger, participants in the Plans will be temporarily unable to transfer any portion of their account balances either into or out of the Wallace Stock Fund. Moreover, participants with all or a portion of their account balances invested in the Wallace Stock Fund will be temporarily unable to receive a distribution of all or such portion of their account balance. Finally, participants who have elected to have all or a portion of their contributions under the Plans invested in the Wallace Stock Fund will be temporarily suspended from investing new contributions in the Wallace Stock Fund. This period during which participants will temporarily be unable to exercise these rights otherwise available to them under the Plans is called a "blackout period."

         The blackout period for the Plans is expected to begin during the week of May 4, 2003 and is expected to end the week of May 18, 2003. During these weeks, participants in the Plans can determine whether the blackout period has started or ended by calling Lewis Jacobson or Chris Gicela of the Wallace Retirement Plans department toll-free at 1-877-799-9350.

         Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, during this blackout period directors and executive officers of Wallace will not be permitted to purchase, sell or otherwise acquire or transfer, directly or indirectly, any Wallace common shares to the extent such shares are, or were, acquired in connection with their service or employment as a director or executive officer of Wallace (including, but not limited to, any Wallace common shares held in order to comply with share ownership guidelines). Moreover, any individual who becomes a director or executive officer of Moore after the Effective Time will, for the duration of the blackout period, similarly be prohibited from purchasing, selling or otherwise acquiring or transferring, directly or indirectly, any Moore common shares that the individual receives in respect of Wallace common shares acquired in connection with his or her service or employment as a director or executive officer of Wallace.

         Wallace received the notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on April 4, 2003.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 WALLACE COMPUTER SERVICES, INC.


Date:  April 11, 2003
                                                 By: /s/ James D. Benak
                                                    ----------------------------
                                                    Name:  James D. Benak
                                                    Title: Vice President,
                                                           General Counsel and
                                                           Secretary